UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2020

ASPEN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38175	27-1933597
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

276 Fifth Avenue, Suite 505, New York, NY 10001

(Address of Principal Executive Office) (Zip Code)

(646) 448-5144

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ASPU	The Nasdaq Stock Market (The Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On June 5, 2020, Aspen Group, Inc. (the “Company”) reduced by 5% the exercise price of the common stock purchase warrants issued to The Leon and Toby Cooperman Family Foundation (the “Foundation”), of which Mr. Leon Cooperman, a stockholder of the Company, is the trustee. The warrants were issued on November 5, 2018 (the “2018 Cooperman Warrants”) and on March 5, 2020 (the “2019 Cooperman Warrants”). The 2018 Cooperman Warrants exercise price was reduced from $5.85 to $5.56 per share. The 2019 Cooperman Warrants exercise price was reduced from $6.00 to $5.70 per share. On June 8, 2020, the Foundation immediately exercised the 2018 and 2019 Cooperman Warrants paying the Company $1,081,792 and the Company issued 192,049 shares of common stock to the Foundation.

In consideration of the amendment, the Foundation in addition to its immediate exercise executed a lock-up agreement agreeing not to request registration of or sell the underlying shares of common stock for at least six months.

In addition, the Company has issued the following shares of common stock which have not been previously reported.

Date Shares of Common Stock were Acquired	Amount of Shares of the Company’s Common Stock Acquired	Method of Acquisition
December 24, 2018	29,803	Annual grants to directors
June 10, 2019	9,597	Cashless warrant exercise
June 25, 2019	25,000	Grant to officer
September 19, 2019	4,708	Option exercise
October 4, 2019	2,960	Cashless option exercise
October 18, 2019	21,812	Option exercise
January 17, 2020	16,666	Option exercise

Except for the cashless exercises which were exempt from registration under Section 3(a)(9) of the Securities Act of 1933, the shares of common stock reported above were exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) of Regulation D promulgated thereunder since each of the investors was an accredited investor and the shares were acquired for investment and not with a view for distribution.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: June 8, 2020	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer